Exhibit 99.1
INVESTOR PRESENTATION December

Some comments made in this presentation are "forward-looking" statements, as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties that may cause the Company's actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially are the occurrence of any event, change or other circumstance that could give rise to the termination of the Investment Agreement; the inability to complete transactions contemplated by the Investment Agreement due to failure to satisfy conditions to such transactions (including with respect to the refinancing of the senior secured credit facility and the Convertible Notes); the failure of the Preferred Stock Investment or refinancing transactions discussed herein to close for any reason; the outcome of any legal proceedings that may be instituted against the Company and others following the announcement of the Investment Agreement; the transactions contemplated by the Investment Agreement, including the Convertible Notes exchange offer; risks that the proposed transactions disrupt current plans and operations and the potential difficulties in employee retention; the uncertainty surrounding the Preferred Stock Investment or refinancing transactions described herein, including the Company's ability to retain employees, customers and vendors; industry cyclicality and seasonality and adverse weather conditions; fluctuations in customer demand; raw material pricing and supply; the financial condition of the Company's raw material suppliers; competitive activity and pricing pressure; ability to make strategic acquisitions accretive to earnings; general economic conditions affecting the construction industry; and ability to service or refinance the Company's debt; current financial crisis and U.S. recession; changes in laws or regulations; costs and other effects of legal and administrative proceedings, settlement, investigations, claims and other matters; the volatility of the Company's stock price; the potential dilution associated with the Preferred Stock Investment and the Convertible Notes exchange offer; the Company's ability to comply with the financial tests and covenants in its existing and future debt obligations; and the significant demands on the Company's liquidity while current economic and credit conditions are severely affecting its operations. Investors should refer to statements regularly filed by the Company with the Securities and Exchange Commission for a discussion of additional factors which could affect the Company's operations and forward-looking statements made in this presentation. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in expectations. Safe Harbor 2

It is our mission to produce sustainable products and systems, for the metal construction industry, of enduring quality that enhance the beauty, form and function of structures in which people work, live, play, learn, worship and use for storage and protection. Mission Statement 3

It is the vision of NCI to be the undisputed leader in the U.S. building construction industry by providing superior products and services through our metal coil coating, metal components and custom metal building systems divisions. Vision Statement 4

The Market

Nonresidential Market Segments 6

NCI Overview

NCI's Strategic Positioning Leading Market Positions and Strong Brands Efficient Distribution Model High Volume Producer with Flexible Cost Structure Integrated Business Model Well Positioned for Growth Motivated and Experienced Management Team Leading market positions in all operating segments High quality, well respected stable of brands marketed through a broad network of builders and distributors Large variety of products and services Participates in highly fragmented markets and has attractive spread of risk in terms of geography, end market applications and customer concentration 32 manufacturing plants located throughout North America operated in an efficient "hub-and-spoke" network Places manufacturing and distribution operations closer to our customers Affiliated builder network and architectural relationships provide substantial and extended channels to market Each segment uses same type of steel Ability to receive contract pricing without long-term contracts Significant ability to flex manufacturing infrastructure and ESG&A levels to changes in volume Vertically integrated producer enabling faster turnaround times - majority of orders are completed in 1 - 3 months Positioned to capitalize on material conversion trends and green initiative Actively pursuing market leading initiatives Significant operating expertise Management averages 17 years of experience in the Metal Building Manufacturing industry Proven ability to operate and grow the business and in the current downturn to execute cost reduction initiatives Despite its sound positioning, the business has been significantly impacted by unprecedented macroeconomic conditions 8

Architectural Billings Index Architectural Billings Index 9

Producer Price Index Producer Price Indexes 2009 10

McGraw-Hill Construction Activity Non-Residential Historical and Forecast Volume 11

CRU North American Steel Price Index CRU North America Steel Price Index 12

Historical Performance and Steel Price Volatility (in millions) Adjusted EBITDA Operating Income a, b a Before goodwill amortization for fiscal years 1999-2001 b Before goodwill and other intangible asset impairment, lower of cost or market charges, change in control charges, restructuring charges, asset impairment charges, environmental and other contingency adjustments and executive retirements for fiscal years 2008 and 2009. CRU Steel Price Index CRU Steel Price Index The CRU North American Steel Price Index has been published by the CRU since 1994. It's based on a survey of industry participants and is commonly used in the settlement of physical and financial contracts within the steel industry. The prices surveyed are purchases for forward delivery, according to lead time, which will vary by approximately one to two months. To better align with NCI's fiscal year, the values shown are from October of each year. (1994 Index = 100) 13

Operating Income a,b Adjusted EBITDA (in millions) U.S. Nonresidential Activity a Before Goodwill Amortization for fiscal years 1999-2001 b Before goodwill and other intangible asset impairment, lower of cost or market charges, change in control charges, restructuring charges, asset impairment charges, environmental and other contingency adjustments and executive retirements for fiscal years 2008 and 2009 (in billions of square feet) Source for U.S. Nonresidential Activity: McGraw-Hill With U.S. Nonresidential Activity 14 Operating Income and Adjusted EBITDA Dotted lines represent future projections

NCI Update LTM 11/1/09 Revenue by Segment LTM 11/1/09 EBITDA by Segment Leading integrated manufacturer and marketer of metal products for the nonresidential construction industry The Company reports operations in three segments Metal Coil Coating Metal Components Engineered Building Systems NCI is a market leader within its reported segments Key Metrics ($ in millions) Ticker (NYSE) NCS LTM 11/1/09 Revenue $967.9 LTM 11/1/09 EBITDA $44.6 EBITDA Margin 4.6% Backlog as of 11/1/09 $252.6 15

LTM 11/1/09 Revenue LTM 11/1/09 EBITDA 1 Segment EBITDA excludes Corporate Costs of $42.3 MM 1 $53.2MM $13.0MM $389.1MM $45.7MM $525.6MM $28.2MM Roof and wall systems with specialized product lines for architectural, commercial/industrial, agricultural and residential applications; secondary structural (purlins and girts), as well as ancillary accessories such as doors and trim. Custom designed, engineered, ready for assembly primary structural framing, secondary structural members (purlins, girts) and metal roofs/walls. Used by manufacturers of metal components and engineered building systems (NCI's other segments used approximately 63% of production). Also sold to other manufacturers of painted metal goods, such as the appliance industry. 16 NCI Segment Overview

Heavy Gauge Hot Rolled Steel Coating Heavy Gauge Hot Rolled Steel Coating Heavy Gauge Hot Rolled Steel Coating Est. Rank % Market Share NCI 1 42% Hanna Steel 2 30% Midwest Metal Coaters 3 12% SDI 4 10% Others N/A 6% Total 100% Light Gauge Coil Coating Light Gauge Coil Coating Light Gauge Coil Coating Est. Rank % Market Share Precoat Metals Division 1 18% Roll Coater, Inc. 2 14% NCI 3 12% Steelscape 4 9% MSC Prefinish Metals 5 7% Others N/A 40% Total 100% Metal Components Metal Components Metal Components Est. Rank % Market Share NCI 1 12% Genesis (Fabral/Vicwest) 2 7% Metal Sales 3 6% McElroy 4 5% Copper Sales/UNA Clad 5 5% Englert 6 4% Others N/A 61% Total 100% Engineered Building Systems Engineered Building Systems Engineered Building Systems Est. Rank % Market Share Butler/Varco 1 19% NCI 2 19% Nucor Building Systems 3 13% Others N/A 49% Total 100% Strong market positions in all operating segments Marketed through a broad network of builders and distributors Provides builders a large variety of products and services Quality products and brands drive premium pricing Metal Coil Coating Leading Market Positions with Strong Source: 2008 NCI/Strategic Decisions Group 17 Source: 2008 MBMA Data & NCI Est. Source: 2009 NCI Estimates

Metal Coil Coating Third Party Revenue Cleans, treats, coats and paints flat-rolled metal coil substrates Slits and/or embosses coated coils Manufacturers of painted steel products PRODUCTS CUSTOMERS EBITDA and EBITDA Margin Revenue and Operating Margin LIGHT GAUGE COIL COATING HEAVY GAUGE HOT ROLLED STEEL COATING Source: Management, Public Filings Note: Does not include in-house painters ($ in thousands) Operating Margin ($ in thousands) EBITDA EBITDA Margin $127,347 $122,809 $110,758 $117,873 $83,583 $96,957 $26,123 $31,355 $25,356 $30,491 $31,645 $38,694 18 $53,189 $12,988 Source: 2009 NCI Estimates

Metal Components EBITDA and EBITDA Margin Revenue and Operating Margin Source: Management, Public Filings Source: 2008 NCI/Strategic Decisions Group ($ in thousands) ($ in thousands) Third Party Revenue Operating Margin EBITDA EBITDA Margin $473,499 $547,959 $567,005 $670,836 $561,622 $600,010 $54,893 $82,785 $86,377 $101,692 $58,465 $91,478 * Fiscal 2006 and prior were not reclassified for the change in reporting structure that transferred certain segment activities within the Metal Components and Engineered Building Systems segments in fiscal 2008. Segment information for fiscal 2007 has been reclassified to conform to the fiscal 2008 segment designations. * * * * * * * * 19 Others 61% Englert 4% Jenisys (Fabral/Vicwest) 7% Metal Sales 6% McElroy Metal 5% NCI 12% Copper Sales/ UNA Clad 5% $389,132 $45,681

Engineered Building Systems Builder Network General Contractors Developers Custom fabrication customers End Users PRODUCTS CUSTOMERS Engineered custom use buildings Commercial and Industrial buildings Self-storage mini-warehouses Insulated roof and wall panels Long Bay(r) System EBITDA and EBITDA Margin Revenue and Operating Margin Source: 2008 NCI/Strategic Decisions Group Source: Management, Public Filings NCI 19% Others 49% Nucor Building Systems 13% Butler Manufacturing/ Varco Pruden 19% ($ in thousands) ($ in thousands) Third Party Revenue Operating Margin EBITDA EBITDA Margin $297,304 $414,095 $452,303 $781,773 $979,863 $1,067,192 $24,189 $40,489 $53,775 $83,304 $130,059 $123, 984 * Fiscal 2006 and prior were not reclassified for the change in reporting structure that transferred certain segment activities within the Metal Components and Engineered Building Systems segments in fiscal 2008. Segment information for fiscal 2007 has been reclassified to conform to the fiscal 2008 segment designations. * * * * * * * * 20 $525,602 $28,208

Efficient Distribution Model 32 manufacturing facilities across the United States and Mexico, with additional sales and distribution offices throughout the nation and Canada. Places manufacturing and distribution operations closer to our customers Faster and lower cost delivery Reduces the need for substantial labor, machinery and inventory investments at each facility Reduces the impact of regional economic cycles NCI Metal Coil Coating NCI Metal Components NCI Engineered Building Systems Manufacturing Plants 21

Prudent Cost Management High volume steel purchaser Each segment uses similar types of steel Allows Company to obtain better pricing and service from suppliers Ability to receive contract pricing without long term contracts Close management of raw material purchases Proven ability to pass along steel price increases Automation of manufacturing process Employment of nationwide distribution network Efficient engineering and drafting systems allowing for accurate and quicker overall production of low, medium and higher complexity work Plants located in low-cost regions Material resource planning Lower scrap / material waste NCI Annual Steel Spend in 2009 22

Strategy

2008 Five-Year Growth Strategy 24 Corporate-Wide Initiatives Successfully capture share of growing Green building market Continue to identify and assess opportunistic acquisitions Enhance plant utilization through expanded use of Hub & Spoke Distribution model Continue to focus on leveraging Technology and Automation to be lowest cost producer Implement common MRP platform, Financial Shared Services model and Supply Chain automation and efficiencies to allow for more cost reductions across all divisions Coatings Division Diversify external customer base to substantially increase toll and package sales Continue to leverage efficiency improvements to be lowest cost producer Components Division Expand Insulated Panel product offering utilizing our new state-of-the-art manufacturing facility in Jackson, MS Expand Nu-Roof retrofit roofing program Buildings Division Enhance and share Engineering and Drafting technologies across all Building Brands Continue product rationalization across both Building Groups Expand capabilities to serve High Complexity building market Expand material sales by offering Furnish & Erect services to key customers when required As construction markets recover, expand low-cost Frame production Deploy web-based pricing software for small buildings to NCI's Builder Networks

Financial Data

NCI Performance vs. The Industry Overall Nonresidential Construction Spending Source: FW Dodge NCI MBCI $550 $234 $333 $408 $696 $816 After Merger Outstanding Debt Adjusted EBITDA LTM (in billions) (in millions) $865 $937 $1,018 $955 $953 $898 $1,085 $1,130 $1,571 $1,625 $1,764 26 $968 (in millions)

Quarterly Sales & Adjusted EBITDA For Fiscal Q1 2005 through Q4 2009 Adjusted EBITDA [in millions] SALES [in millions] 27

Sales ($ in millions) 28

Adjusted Earnings (Loss) Per Diluted Share* 29 * Adjusted Earnings (Loss) per Diluted Share is a non-GAAP financial measure which is reconciled to the most comparable GAAP financial measure as indicated on Appendix IV.

Adjusted EBITDA * * Adjusted EBITDA is defined in the Company's credit facilities and is calculated on Appendix I and II. ($ in millions) 30

Operating Segment Results Fiscal Year 2008 vs. Fiscal Year 2009 Fiscal Year 2008 THIRD PARTY SALES $1,764 million Fiscal Year 2008 OP PROFIT $223 million* Fiscal Year 2009 THIRD PARTY SALES $968 million Fiscal Year 2009 OP PROFIT $59 million* Engineered Building Systems 60% Metal Components 34% Metal Coil Coating 6% Engineered Building Systems 49% Metal Components 37% Metal Coil Coating 14% Engineered Building Systems 25% Metal Components 62% Metal Coil Coating 13% Engineered Building Systems 55% Metal Components 40% Metal Coil Coating 5% 31 * Before corporate expenses, in addition see Appendix III for the reconciliation of the non-GAAP financial measure to the GAAP financial measure.

Cash Flow 32 (748,462) 32,776 756,741 54,315 95,370 - - - (21,657) 2,555 (19,102) (235,874) - - - 250,000 (54,659) (451) (12,967) (53,951) (99) 22,218 a Includes $65.1 million cumulative effect of change in accounting principle. b Includes $623 million for goodwill and other intangible asset impairment, $95 million debt extinguishment charge, $40 million lower of cost or market charge, $9.1 million change on control charges and $6.3 million asset impairment. 2007 2005 2004 2003 2002 2001 2006 2008 44,890 22,974 10,029 (54,163) 23,730 - - - (9,327) 3,316 (6,011) (243,750) 200,000 - - - - - - - 20,049 (23,701) - - - (5,982) 22,800 23,007 4,284 19,177 69,268 (4,310) (17,912) 3,891 (18,331) (48,550) - - - - - - - (114) 2,401 (46,263) - - - 4,674 (33,773) 22,883 67,943 659 57,712 - - - (9,175) 7,312 (1,863) (195,200) 125,000 - - - - (175) 2,931 (67,444) - - - (11,595) 16,535 34,866 6,357 22,156 79,914 (5,521) (15,026) 6,028 (14,519) (49,380) - - - - - - - (909) 3,020 (47,269) - - - 18,126 55,951 24,488 7,049 30,779 118,267 (27,399) (19,524) 1,118 (45,805) (23,700) 180,000 - - - - (40,676) 4,408 120,032 - - - 192,494 73,796 31,089 5,934 10,695 121,514 (366,598) (27,056) 308 (393,346) (78,511) 200,000 - - - - (37,572) 12,104 96,021 133 (175,678) 63,729 35,535 1,732 36,629 137,625 (20,086) (42,041) 5,764 (56,363) (91,447) 90,500 - - - - (36,122) 5,444 (31,625) 379 50,016 ($ in thousands) 2009 a Net Income (Loss) Depreciation & Amortization Other Non-cash items Changes in Working Capital Operating Cash Flow Acquisitions Capital Expenditures Other Investing Cash Flow Debt Repayment Debt Issuance Convertible Preferred Stock Refinancing Costs Stock Repurchases Other Financing Cash Flow Exchange rate changes Net Increase (Decrease) in Cash Operating Cash Flow Investing Cash Flow Financing Cash Flow a b b c 78,881 35,588 14,713 (88,988) 40,194 - - - (24,803) 6,113 (18,690) (26,529) - - - - - - - (2,226) (1) (28,756) 399 6,853 c Includes ($13.0) for restricted cash for cash collateralized letters of credit

Capitalization $ 68 - - - N/A $ 293 $ 180 $ 1 $ 474 - - - $ 624 8.5 X 2.4 X 2.1 X Current Debt Ratings: Moody's - B3 S & P B+ ($ in millions) Cash $125 Million Revolver ABL Credit Facility Amended and Restated Term Loan $180 Million Convertible Notes Industrial Revenue Bond Total Debt Convertible Preferred Stock Total Stockholders' Equity(Deficit) LTM EBITDA/Interest Total Debt/LTM EBITDA Net Debt/LTM EBITDA a Nov. 2, 2008 a Debt excludes $3.2 million, $1.3 million, $2.0 million $1.0 million and 0.5 million for a note payable related to insurance premiums at April 27, 2008, July 27, 2008 , May 3, 2009, August 2, 2009 and November 1, 2009 respectively. $ 36 - - - N/A $ 293 $ 180 $ 2 $ 475 - - - $ 564 7.0 X 2.5 X 2.3 X Apr. 27, 2008 $ 40 - - - N/A $ 293 $ 180 $ 2 $ 475 - - - $ 599 8.1 X 2.4 X 2.2 X July 27, 2008 33 $ 91 - - - N/A $ 293 $ 180 $ 1 $ 474 - - - $ 95 8.0 X 2.8 X 2.3 X Feb. 1, 2009 a $ 92 - - - N/A $ 293 $ 180 $ 1 $ 474 - - - ($ 24) 5.5 X 4.4 X 3.6 X May 3, 2009 a a $ 105 - - - N/A $ 293 $ 180 $ 1 $ 474 - - - ($ 18) 2.0 X 13.1 X 10.2 X Aug. 2, 2009 $ 90.4 N/A - - - $ 150 - - - - - - $ 150 $ 223 $ 49 2.2 X 3.4 X 1.3 X Nov. 1, 2009 a The Amended and Restated Term Loan contains a Net Indebtedness to Adjusted EBITDA Ratio which is required to be less than 5.0x beginning in October 2011, and then declining by steps to 3.5x by October 2013. Up to October 2011, there is no requirement. The ABL Credit Facility contains a Minimum Fixed Charge Coverage Ratio that is applicable only when the available borrowing capacity is less than $20 million.

Appendix I Reconciliation of Quarterly Adjusted EBITDA To Net Income (Loss) Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. ($ in thousands) Trailing 12 mo. (748,462) (53,026) 20,017 31,924 - - - 4,835 622,564 9,052 111,428 39,986 6,291 44,609 19,808 15,691 3,615 6,373 - - - 1,183 - - - - - - - - - - - - - - - 46,670 Q1 2005 10,722 7,333 3,091 5,803 1,448 705 - - - - - - - - - - - - - - - 29,102 Q2 2005 10,732 7,149 3,524 5,806 1,494 952 - - - - - - - - - - - - - - - 29,657 Q3 2005 14,689 10,087 3,923 6,506 907 844 - - - - - - - - - - - - - - - 36,956 Q4 2005 Q1 2006 12,893 8,252 4,119 6,267 - - - 1,895 - - - - - - - - - - - - - - - 33,426 Q2 2006 11,179 7,186 5,368 6,776 - - - 2,138 - - - - - - - - - - - - - - - 32,647 Q3 2006 21,675 12,655 7,969 8,554 - - - 2,111 - - - - - - - - - - - - - - - 52,964 Q4 2006 28,049 17,143 7,231 8,692 - - - 1,017 - - - - - - - - - - - - - - - 62,132 Q1 2007 Q2 2007 Q3 2007 Q4 2007 10,453 6,628 7,235 8,156 - - - 1,860 - - - - - - - - - - - - - - - 34,332 6,511 4,309 7,363 7,918 - - - 2,288 - - - - - - - - - - - - - - - 28,389 21,328 13,846 7,149 9,308 - - - 2,262 - - - - - - - - - - - - - - - 53,893 25,437 16,313 6,853 9,301 - - - 2,200 - - - - - - - - - - - - - - - 60,104 Net Income (Loss) Income Taxes Interest Expense Depreciation & Amortization 401(k) Stock Contributions Stock-Based Compensation Goodwill & Other Intangible Asset Impairment Cash Restructuring Charges Transaction Costs Lower of Cost or Market Adjustment, Net Asset Impairment ADJUSTED EBITDA Q1 2008 7,510 4,702 6,246 9,131 - - - 2,871 - - - - - - - - - - - - - - - 30,460 Q2 2008 14,866 9,410 5,488 8,632 - - - 3,442 - - - - - - - - - - - - - - - 41,838 Q3 2008 31,891 19,425 5,208 8,652 - - - 1,563 - - - - - - - - - - - - - - - 66,739 Q4 2008 24,614 17,962 5,508 8,321 - - - 1,628 - - - - - - - - - 2,739 157 60,929 34 Q1 2009 (528,610) (34,007) 4,413 8,309 - - - 1,372 517,628 2,479 - - - 29,378 623 1,585 Q2 2009 Q3 2009 Q4 2009 3,971 2,675 4,288 7,571 - - - 1,241 - - - 1,213 401 - - - 26 21,386 (103,616) (6,163) 7,348 7,623 - - - 1,045 - - - 1,564 110,398 - - - 347 18,546 (120,207) (15,531) 3,968 8,421 - - - 1,177 104,936 3,796 629 10,608 5,295 3,092 a a a a a On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results. a a a a

Appendix II Reconciliation of Annual Adjusted EBITDA To Net Income (Loss) Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. a Includes a pre-tax non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets. ($ in thousands) Net Income (Loss) Income Taxes Interest Expense Depreciation & Amortization 401(k) Stock Contributions Stock-Based Compensation Goodwill & Other Intangible Asset Impairment Cash Restructuring Charges Transaction Costs Lower of Cost or Market Adjustment, Net Asset Impairment Non-Cash Real Estate Write Down, Net of Tax Debt Refinancing Cumulative Effects of Accounting Change, Net of Tax ADJUSTED EBITDA a 2003 2002 2001 2000 1997 1998 1999 2005 2004 2009 2006 2007 35 27,887 16,238 163 7,876 1,604 - - - - - - - - - - - - - - - - - - - - - - - - - - - 53,768 37,318 24,531 20,756 17,818 2,219 - - - - - - - - - - - - - - - - - - - - - - - - - - - 102,642 44,577 32,294 35,449 28,542 4,144 - - - - - - - - - - - - - - - - - - - - - 1,001 - - - 146,007 44,407 32,866 39,069 33,487 3,677 - - - - - - - - - - - - - - - - - - - - - - - - - - - 153,506 16,535 16,151 33,090 34,866 3,491 - - - - - - - - - - - - - - - - - - 1,330 - - - - - - 105,463 (33,773) 19,970 21,591 22,883 3,581 - - - - - - - - - - - - - - - - - - - - - 808 65,087 100,147 22,800 14,758 19,777 23,007 3,229 - - - - - - - - - - - - - - - - - - 391 - - - - - - 83,962 44,890 29,767 15,126 22,974 5,080 683 - - - - - - - - - - - - - - - - - - 9,879 - - - 128,399 55,951 40,260 14,153 24,488 3,849 3,684 - - - - - - - - - - - - - - - - - - - - - - - - 142,385 73,796 45,236 24,687 30,289 - - - 7,161 - - - - - - - - - - - - - - - - - - - - - - - - 181,169 63,729 41,096 28,600 34,683 - - - 8,610 - - - - - - - - - - - - - - - - - - - - - - - - 176,718 (748,462) (53,026) 20,017 31,924 - - - 4,835 622,564 9,052 111,428 39, 986 6,291 - - - - - - - - - 44,609 a 78,881 51,499 22,450 34,736 - - - 9,504 - - - - - - - - - 2,739 157 - - - - - - - - - 199,966 2008 b b b On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.

Appendix III Reconciliation of Operating Income (Loss) to Adjusted Operating Income (Loss) Excluding Special Charges Operating income (loss), GAAP basis Goodwill and other intangible asset impairment Lower of cost or market charge Change in control charges Restructuring charges Asset impairment Environmental and other contingency adjustments "Adjusted" operating income (loss) (A) Operating income (loss), GAAP basis Executive Retirement Lower of cost or market charge Restructuring charges Asset impairment "Adjusted" operating income (loss) (A) $(99,631) 98,959 8,102 - - - 103 - - - - - - $ 7,533 $29,381 - - - 2,739 - - - - - - $32,120 $(129,975) 147,239 17,152 - - - 1,306 714 - - - $ 36,436 $82,094 - - - - - - 972 - - - $83,066 $(389,309) 376,366 14,732 - - - 7,440 4,368 1,115 $ 14,712 $107,851 - - - - - - 60 157 $108,068 $(64,583) - - - - - - 11,168 203 1,209 - - - $(52,003) $(64,416) 2,852 - - - 27 - - - $(61,737) (A) The Company discloses a tabular comparison of "Adjusted" operating income (loss), which is a non-GAAP measure because it is referred to in the text of our press release and is instrumental in comparing the results from period to period. "Adjusted" operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income. 36 For the Year Ended November 1, 2009 For the Year Ended November 2, 2008 $(683,498) 622,564 39,986 11,168 9,052 6,291 1,115 $ 6,678 $154,710 2,852 2,739 1,059 157 $161,517 Metal Coil Coating Metal Components Engineered Building Systems Corporate Consolidated Metal Coil Coating Metal Components Engineered Building Systems Corporate Consolidated

Adjusted Earnings(Loss) Per Diluted Share Earnings (loss) per diluted share, GAAP basis Goodwill and other intangible asset impairment Debt extinguishment and refinancing costs Lower of cost or market adjustment Convertible preferred stock beneficial conversion feature Change in control charges Restructuring charge Asset impairment Interest rate swap Environmental and other contingency adjustments Executive retirement costs Group medical benefit Adoption of FAS 123 (R) "Adjusted" diluted earnings (loss) per share 2003 2002 2001 2000 1999 2005 2004 2009 2006 2007 $4.05 - - - - - - 0.09 - - - - - - 0.03 - - - - - - - - - 0.09 - - - - - - $4.26 2008 Appendix IV $(33.58) 26.82 4.27 1.15 0.15 0.31 0.24 0.17 0.06 0.02 - - - - - - - - - $(0.39) a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted share and net income (loss) as reported on the face of our statement income. a 37 $2.34 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - $2.34 $2.43 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - $2.43 $0.91 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - $0.91 $(1.81) 3.49 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - $1.68 $1.20 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - $1.20 $2.24 - - - 0.29 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - $2.53 $2.68 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (0.06) - - - $2.62 $3.45 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 0.10 $3.55 $3.06 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - $3.06

Adjusted Net Income (Loss) Applicable to Common Shares Net income (loss) applicable to common shares, GAAP basis Goodwill and other intangible asset impairment Debt extinguishment and refinancing costs Lower of cost or market adjustment Convertible preferred stock beneficial conversion feature Change in control charges Restructuring charge Asset impairment Interest rate swap Environmental and other contingency adjustments Executive retirement costs Group Medical Benefit Adoption of FAS 123 (R) "Adjusted" net income (loss) applicable to common shares 2003 2002 2001 2000 1999 2005 2004 2009 2006 2007 $78,881 - - - - - - 1,687 - - - - - - 652 97 - - - - - - 1,748 - - - - - - $83,065 2008 Appendix IV $(760,175) 599,966 95,559 25,773 10,526 6,880 5,576 3,875 1,893 687 - - - - - - - - - $(9,440) a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted share and net income (loss) as reported on the face of our statement income. a 38 $44,577 - - - - - - -- - - - - - - - - - - - - - - - - - - - - - - - - - - - - $44,577 $44,407 - - - - - - -- - - - - - - - - - - - - - - - - - - - - - - - - - - - - $44,407 $16,535 - - - - - - -- - - - - - - - - - - - - - - - - - - - - - - - - - - - - $16,535 $(33,773) 65,087 - - - -- - - - - - - - - - - - - - - - - - - - - - - - - - - - - $31,314 $22,800 - - - - - - -- - - - - - - - - - - - - - - - - - - - - - - - - - - - - $22,800 $44,890 - - - 5,766 -- - - - - - - - - - - - - - - - - - - - - - - - - - - - - $50,656 $55,951 - - - - - - -- - - - - - - - - - - - - - - - - - - - - - - (1,250) - - - $54,701 $73,796 - - - - - - -- - - - - - - - - - - - - - - - - - - - - - - - - - 2,116 $75,912 $63,729 - - - - - - -- - - - - - - - - - - - - - - - - - - - - - - - - - 1,748 $63,729

Appendix V 169,897 (116,708) 53,189 (99,631) 458,734 (69,602) 389,132 (129,975) 541,609 (16,007) 525,602 (389,309) 1,170,240 (202,317) 967,923 (683,498) 44,614 (31,122) 13,492 6,044 122,484 (17,156) 105,328 13,561 129,569 (3,988) 125,581 497 296,667 (52,266) 244,401 (3,701) Reconciliation of Segment Sales to Third Party Segment Sales Metal Coil Coating Total Sales Inter-segment Third Party Sales Operating Profit Metal Components Total Sales Inter-segment Third Party Sales Operating Profit Engineered Building Systems Total Sales Inter-segment Third Party Sales Operating Profit Consolidated Total Sales Inter-segment Third Party Sales Operating Profit Q4 2009 YTD Q4 2009 15% 5% N/A 39% 40% N/A 46% 55% N/A 100% 100% N/A 15% 6% 45% 41% 43% 13% 44% 51% 0% 100% 100% -2% ($ in thousands) 39 Includes special changes: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); ($11.2 million YTD) and $1.9 million related to plant closings and restructuring ($15.3 million YTD); and $1.1 million environmental and other contingency adjustments ($1.1 million YTD.) 72,479 (50,082) 22,397 8,621 201,878 (33,043) 168,835 25,227 331,767 (14,068) 317,699 33,607 606,124 (97,193) 508,931 50,987 Q4 2008 12% 4% 38% 33% 33% 15% 55% 63% 11% 100% 100% 10% 305,657 (208,700) 96,957 29,381 715,255 (115,245) 600,010 82,094 1,110,534 (43,342) 1,067,192 107,851 2,131,446 (367,287) 1,764,159 154,710 YTD Q4 2008 14% 5% 30% 34% 34% 14% 52% 61% 10% 100% 100% 9% 77,205 (54,140) 23,065 6,567 189,242 (28,646) 160,596 19,069 291,363 (11,450) 279,913 38,427 557,810 (94,236) 463,574 47,779 14% 5% 28% 34% 35% 12% 52% 60% 14% 100% 100% 10% Q4 2007 272,543 188,960 83,583 25,136 663,331 101,709 561,622 49,609 1,021,544 41,681 979,863 113,265 1,957,418 332,350 1,625,068 131,734 YTD Q4 2007 14% 5% 30% 34% 35% 9% 52% 60% 12% 100% 100% 8% ( ) ( ) ( ) ( ) (1) (1)

Appendix V (con't) 72,275 49,013 23,262 8,165 178,312 26,849 151,463 14,153 271,151 11,795 259,356 33,575 521,738 87,657 434,081 42,247 14% 5% 35% 34% 35% 9% 52% 60% 13% 100% 100% 10% 233,178 158,618 74,560 20,760 513,377 82,202 431,175 56,867 778,767 29,274 749,493 74,244 1,525,322 270,094 1,255,228 103,723 ( ) ( ) ( ) ( ) 195,338 134,820 60,518 18,569 474,089 73,063 401,026 30,540 730,181 30,231 699,950 74,838 1,399,608 238,114 1,161,494 83,955 90,732 62,842 27,890 11,360 202,826 34,367 168,459 32,174 292,715 11,468 281,247 28,514 586,273 108,677 477,596 55,715 ( ) ( ) ( ) ( ) Reconciliation of Segment Sales to Third Party Segment Sales Metal Coil Coating Total Sales Inter-segment Third Party Sales Operating Profit Metal Components Total Sales Inter-segment Third Party Sales Operating Profit Engineered Building Systems Total Sales Inter-segment Third Party Sales Operating Profit Consolidated Total Sales Inter-segment Third Party Sales Operating Profit Q3 2007 Q3 2008 YTD Q3 2007 YTD Q3 2008 15% 6% 28% 34% 34% 13% 51% 60% 10% 100% 100% 8% 14% 5% 31% 34% 35% 8% 52% 60% 11% 100% 100% 7% 15% 6% 41% 35% 35% 19% 50% 59% 10% 100% 100% 12% ($ in thousands) ( ) ( ) ( ) ( ) ( ) ( ) ( ) ( ) 40 44,256 28,196 16,060 1,023 113,216 17,134 96,082 13,162 130,398 4,101 126,297 9,038 287,870 49,431 238,439 10,264 ( ) ( ) ( ) ( ) Q3 2009 15% 7% 6% 40% 40% 14% 45% 53% 7% 100% 100% 4% 125,283 85,586 39,697 105,675 336,250 52,446 283,804 143,536 412,040 12,019 400,021 389,806 873,573 150,051 723,522 679,797 ( ) ( ) ( ) ( ) ( ) ( ) ( ) YTD Q3 2009 14% 6% n/a 39% 39% n/a 47% 55% n/a 100% 100% n/a ( ) * * Includes special changes: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $1.2 million related to plant closings and restructuring ($13.4 million YTD). *

Appendix V (con't) 63,844 43,019 20,825 5,761 149,684 23,376 126,308 7,548 229,861 9,082 220,779 17,315 443,389 75,477 367,912 17,475 14% 6% 28% 34% 34% 6% 52% 60% 8% 100% 100% 5% 142,446 95,776 46,670 9,400 310,551 47,835 262,716 24,693 486,052 17,806 468,246 45,730 939,049 161,417 777,632 48,008 ( ) ( ) ( ) ( ) 123,063 85,807 37,256 10,404 295,777 46,214 249,563 16,387 459,030 18,436 440,594 41,263 877,870 150,457 727,413 41,708 80,171 52,883 27,288 6,705 165,384 26,031 139,353 15,171 259,653 10,151 249,502 25,292 505,208 89,065 416,143 29,512 ( ) ( ) ( ) ( ) Reconciliation of Segment Sales to Third Party Segment Sales Metal Coil Coating Total Sales Inter-segment Third Party Sales Operating Profit Metal Components Total Sales Inter-segment Third Party Sales Operating Profit Engineered Building Systems Total Sales Inter-segment Third Party Sales Operating Profit Consolidated Total Sales Inter-segment Third Party Sales Operating Profit Q2 2007 Q2 2008 YTD Q2 2007 YTD Q2 2008 15% 6% 20% 33% 34% 9% 52% 60% 10% 100% 100% 6% 14% 5% 28% 34% 34% 7% 52% 61% 9% 100% 100% 6% 16% 7% 25% 33% 33% 11% 51% 60% 10% 100% 100% 7% ($ in thousands) ( ) ( ) ( ) ( ) ( ) ( ) ( ) ( ) 41 39,526 27,313 12,213 42,945 101,554 14,874 86,680 28,095 129,233 3,407 125,826 46,565 270,313 45,594 224,719 132,174 ( ) ( ) ( ) ( ) ( ) ( ) ( ) Q2 2009 15% 5% n/a 37% 39% n/a 48% 56% n/a 100% 100% n/a YTD Q2 2009 14% 5% n/a 38% 39% n/a 48% 56% n/a 100% 100% n/a ( ) * Includes special charges: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD); and $9.1 million related to plant closings and restructuring ($12.2 million YTD). * * 81,027 57,390 26,637 106,698 223,034 35,312 187,722 156,698 281,642 7,918 273,724 398,844 585,703 100,620 485,083 690,061 ( ) ( ) ( ) ( ) ( ) ( ) ( )

Appendix V (con't) 59,219 42,788 16,431 4,643 146,093 22,838 123,255 8,839 229,169 9,354 219,815 23,948 434,481 74,980 359,501 24,233 14% 5% 28% 33% 34% 7% 53% 61% 11% 100% 100% 7% 62,275 42,893 19,382 2,695 145,167 21,804 123,363 9,522 226,399 7,655 218,744 20,438 433,841 72,352 361,489 18,496 ( ) ( ) ( ) ( ) Reconciliation of Segment Sales to Third Party Segment Sales Metal Coil Coating Total Sales Inter-segment Third Party Sales Operating Profit (Loss) Metal Components Total Sales Inter-segment Third Party Sales Operating Profit (Loss) Engineered Building Systems Total Sales Inter-segment Third Party Sales Operating Profit (Loss) Consolidated Total Sales Inter-segment Third Party Sales Operating Profit (Loss) Q1 2007 Q1 2008 14% 5% 14% 34% 34% 8% 52% 61% 9% 100% 100% 5% ($ in thousands) ( ) ( ) ( ) ( ) 42 41,501 30,077 11,424 63,753 121,480 20,438 101,042 128,603 152,409 4,511 147,898 352,279 315,390 55,026 260,364 557,887 Q1 2009 13% 4% 558% 39% 39% 127% 48% 57% 238% 100% 100% 214% ( ) ( ) ( ) ( ) ( ) ( ) ( ) ( ) ( ) ( ) ( ) ( ) *Includes special charges: $517.6 million related to goodwill and intangible asset impairments; $29.4 million related to inventory lower of cost or market write downs; and $3.1 million related to plant closings and restructuring. *